UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 5 - Corporate Governance and Management
Item 5.02(e) Compensatory Arrangements of Certain Officers
Following a review conducted during 2017 of the market competitiveness of our named executive officers’ Change of Control Employment Agreements by our independent compensation consultants, the Compensation Committee of the Board of Directors of Aspen Insurance Holdings Limited (“Aspen” or the “Company”) proposed to increase the cash severance payable to Messrs. Christopher O’Kane and Scott Kirk in connection with a termination without cause or for good reason, in each case prior to or within two years following a change of control of the Company, to bring them in line with the median severance multiple for their respective roles.

In particular, the Change of Control Employment Agreement for Mr. O’Kane has been amended to increase the cash severance payable to him in connection with such a qualifying termination from two times the sum of (i) his highest salary and (ii) his average bonus actually earned during the three years immediately prior to the year of termination to three times such sum. A copy of Mr. O’Kane’s Addendum to a Change of Control Employment Agreement is filed and attached hereto as Exhibit 10.1. The Change of Control Employment Agreement for Mr. Kirk has been amended to increase the cash severance payable to him in connection with such a qualifying termination from one and a half times the sum of (i) his highest salary and (ii) his average bonus actually earned during the three years immediately prior to the year of termination to two times such sum. A copy of Mr. Kirk’s Addendum to a Change of Control Agreement is filed and attached hereto as Exhibit 10.2. Except for the changes described above, the Change of Control Employment Agreements for Messrs. O’Kane and Kirk remain in full force and effect.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Unless otherwise specified above, the following exhibits are filed as part of this report:

10.1	Addendum to a Change of Control Employment Agreement, dated March 15, 2018, between Charles Christopher O’Kane, Aspen Insurance UK Services Limited and the Company.

10.2	Addendum to a Change of Control Employment Agreement, dated March 15, 2018, between Scott Kirk, Aspen Insurance UK Services Limited and the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: March 19, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer